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                                                                   EXHIBIT 10.59

                            INVESTOR RIGHTS AGREEMENT

         THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is made as of the 6th day of April, 2001, by and between BREAKAWAY SOLUTIONS, INC., a Delaware corporation (the "Company"), SCP PRIVATE EQUITY PARTNERS II, L.P., a Delaware limited partnership ("SCP"), and ICG HOLDINGS, INC., a Delaware corporation ("ICG"). (the "Investor"). (SCP and ICG are sometimes individually referred to as an "Investor" and collectively as the "Investors.")

                                    RECITALS

         WHEREAS, the Company and the Investors are parties to that certain Series A Preferred Stock Purchase Agreement, dated as of February 16, 2001 (the "Series A Agreement"), pursuant to which the Company has agreed to sell to the Investors, and the Investors have agreed to purchase from the Company, (a) an aggregate of 357,143 shares (the "Initial Preferred Stock") of the Company's Series A Preferred Stock, $0.0001 par value ("Series A Preferred Stock"), initially convertible into 35,714,300 shares of its Common Stock, $0.000125 par value ("Common Stock"), at an aggregate purchase price of $25,000,010 ($70.00 per share of Series A Preferred Stock), and (b) warrants (the "Warrants") to purchase up to 42,857,149 shares of Common Stock at an exercise price of $0.70 per share;

         WHEREAS, pursuant to the Series A Agreement, SCP proposes to commit to purchase an additional 71,429 shares of Series A Preferred Stock (the "Option Preferred Stock") at the aggregate purchase price of $5,000,030 ($70.00 per share of Series A Preferred Stock) on the terms and conditions hereinafter set forth; and

         WHEREAS, in order to induce the Investors to enter into the Series A Agreement, the Company has agreed to grant to the Investors certain rights to register, under the Securities Act of 1933, as amended, the offer and sale of the Common Stock which the Investors might acquire upon conversion of the Series A Preferred Stock (the "Conversion Stock") or exercise of the Warrants ("Warrant Stock"); and

         WHEREAS, Investors' and the Company's respective obligations under the Series A Agreement are conditioned upon the execution and delivery of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:


                                   ARTICLE I
                               REGISTRATION RIGHTS

         The Company covenants and agrees as follows:


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1.1.     Definitions.

         For purposes of the Agreement:

              (a) The term "Act" means the Securities Act of 1933, as amended.

              (b) The term "Holder" means any person owning Registrable Securities or securities convertible into or exercisable for Registrable Securities or any assignee thereof pursuant to Section 1.6 herein.

              (c) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

              (d) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

              (e) The term "Registrable Securities" means (i) the Conversion Stock, (ii) the Warrant Stock, and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Article 1 are not assigned.

              (f) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

              (g) The term "SEC" shall mean the Securities and Exchange Commission.

              (h) The term "Shelf Registration Period" shall have the meaning set forth in Section 1.2 hereof.

              (i) The term "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 1.2 hereof which covers any of the Registrable Securities on Form S-3 or on another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case, including the prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.


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         1.2. OBLIGATIONS OF THE COMPANY. The Company shall:

              (a) prepare and file with the SEC, within 30 days after the Closing Date (as defined in the Series A Agreement), a Shelf Registration Statement to enable the resale of the Registrable Securities by each Holder from time to time in accordance with the methods of distribution elected by such Holder of the Registrable Securities and set forth in such Shelf Registration Statement and shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act prior to 60 days following the filing of such Shelf Registration Statement with the SEC;

              (b) prepare and file with the SEC, within 30 days after receipt of a written request from a Holder of Registrable Securities, a Shelf Registration Statement to enable the resale by the Holder of any Registrable Securities which were not included in the Shelf Registration Statement filed pursuant to paragraph (a), from time to time in accordance with the methods of distribution elected by any Holder of the Registrable Securities and set forth in such Shelf Registration Statement and shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act prior to 30 days following the filing of such Shelf Registration Statement with the SEC;

              (c) prepare and file with the SEC such amendments and supplements to any Shelf Registration Statement as may be necessary to comply with the provisions of the Act, the 1934 Act or the SEC;

              (d) keep each Shelf Registration Statement continuously effective under the Act in order to permit the prospectus related thereof to be usable by the Holders until, as to a particular Shelf Registration Statement, the earlier of (i) the date as of which all Registrable Securities covered by such Shelf Registration Statement may be transferred pursuant to Rule 144(k) of the Act (or any similar provision then in force), or (ii) such date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called a "Shelf Registration Period");

              (e) prepare and file with the SEC such amendments and post-effective amendments to any Shelf Registration Statement as may be necessary to keep any such Shelf Registration Statement continuously effective for the applicable Shelf Registration Period;

              (f) cause the prospectus related to any Shelf Registration Statement to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act;

              (g) comply in all material respects with the provisions of the Act with respect to the disposition of securities covered by each Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition by each Holder set forth in the relevant Shelf Registration Statement as so amended or as such prospectus is so supplemented;

              (h) furnish to each Holder such numbers of copies of the prospectuses, including preliminary prospectuses, in conformity with the requirements of the Act, and such


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other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

              (i) use its best efforts to register and qualify the securities covered by each Shelf Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by a Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

              (j) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

              (k) advise each Holder, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of any Shelf Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

              (l) notify each Holder of the happening of any event as a result of which a prospectus included in any Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing and, following such notification, promptly deliver to each Holder copies of all amendments or supplements referred to in paragraphs (c), (e) and (f) of this
Section 1.2;

              (m) cause all Registrable Securities registered pursuant to
Article 1 hereunder to be listed on the Automated Quotation System of the National Association of Securities Dealers and on any securities exchange on which similar securities issued by the Company are then listed;

              (n) provide a transfer agent and registrar for all Registrable Securities registered pursuant to Article 1 hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

              (o) furnish, at the request of any Holder, on the date that any Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Article 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Shelf Registration Statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders.


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         1.3. EXPENSES OF REGISTRATION. All expenses, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and fees and disbursements for counsel for the Investors shall be borne by the Company, but excluding underwriting discounts and selling commissions.

         1.4. INDEMNIFICATION.

              (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its partners, officers and directors, and any underwriter (as defined in the Act) for a Holder and each person, if any, who controls a Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act or any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to such Holder, partner, officer, director, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defendant any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person.

              (b) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed a Shelf Registration Statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, and any controlling person of any such underwriter, each other Holder, each of its partners, officers and directors and any controlling person of any such Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such Shelf Registration Statement; and the Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.4(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage,


                                       5


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liability or action if such settlement is effected without the consent of the
Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.4(b) exceed the gross proceeds from the offering related to such Shelf Registration Statement received by the Holder.

              (c) Promptly after receipt by an indemnified party under this
Section 1.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
1.4 but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.4.

              (d) If the indemnification provided for in this Section 1.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

              (e) The obligations of the Company and Holders under this Section
1.4 shall survive the completion of any offering of Registrable Securities relating to the Shelf Registration Statement covering such securities, and otherwise.

         1.5. REPORTS UNDER THE SECURITIES EXCHANGE ACT OF 1934. The Company shall cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the 1934 Act, shall comply in all respects with its reporting and filing obligations under the 1934 Act, and shall not take any action or file any document (whether or not permitted by the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting


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and filing obligations under the 1934 Act. The Company shall use its best efforts to continue the listing of its Common Stock on the Automated Quotation System of the National Association of Securities Dealers, and shall comply in all material respects with its reporting, filing and other obligations under the bylaws or rules of such exchange or association.

         1.6. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Article 1 may be assigned (but only with all related obligations) by a Holder to one or more transferees of the Registrable Securities; provided: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

         1.7. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders representing in the aggregate at least 50% of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to interfere with or otherwise limit a Holder's registration rights under this Agreement.

         1.8. INVESTOR INFORMATION. Each Holder who includes Registrable Securities in any registration pursuant to this Article I shall promptly furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

                                   ARTICLE II
                            COVENANTS OF THE COMPANY.

         2.1. INFORMATION AVAILABLE. So long as any Shelf Registration Statement is in effect, the Company shall deliver to the Investors:

              (a) (i) as soon as practicable, but in any event within 45 days after the end of each fiscal year of the Company, one copy of (A) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (B) its Annual Report on Form 10-K; and (ii) as soon as practicable, but in any event within 45 days after the end of each fiscal quarter of the Company, one copy of its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

              (b) upon the request of any Investor, all exhibits excluded by the parenthetical to paragraph (a) of this Section 2.1 as filed with the SEC and all other information that is made available to stockholders;


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              (c) upon the request of any Investor, an adequate number of copies of the prospectus related to any Shelf Registration Statement to supply to any other party requiring such prospectus; and the Company, upon the reasonable request of an Investor, will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in any Shelf Registration Statement and will otherwise cooperate with the Investor in conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto;
and

              (d) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as an Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection (d) to provide information which it deems in good faith to be a trade secret or similar confidential information until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

         2.2. INSPECTION. So long as any Shelf Registration Statement is effective, the Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this
Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.


                                  ARTICLE III
                               BOARD OF DIRECTORS.

         3.1. ELECTION OF DIRECTORS. For so long as SCP shall hold at least fifty percent of the shares of the Series A Preferred Stock originally issued to SCP pursuant to the Series A Agreement, the board of directors shall consist of 7 members and the Company shall use its best efforts to (a) maintain a seven member Board of Directors, (b) reserve two seats on the Board of Directors for members selected by SCP (in separate classes), (c) reserve one seat on each committee of the Board of Directors for one of the directors selected by SCP and identified to the Company in writing, to the extent consistent with applicable director independence requirements, and (d) reserve one seat on the Board of Directors for a member selected by ICG and SCP (in a class different from the classes containing the two directors selected by SCP pursuant to clause (b)) and identified to the Company in writing.


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                                   ARTICLE IV
                                COVENANTS BY ICG.

         4.1. LOCKUP AGREEMENT. So long as SCP holds at least 10% of its aggregate ownership of the Series A Preferred Stock, any Warrants, any shares of Conversion Stock, or any Warrant Stock (based, in the case of the Series A Preferred Stock, on the number of shares of Common Stock into which the Series A Preferred Stock shall be convertible), ICG shall not sell or otherwise dispose of any shares of Common Stock either owned by it on the date of this Agreement or which it is entitled to purchase pursuant to outstanding securities it owns on the date of this Agreement, which ICG represents to be a total of 18,521,908 shares ("ICG Common Stock"). In addition, ICG agrees that it shall not sell any securities purchased pursuant to this Agreement (or obtained by the exercise or conversion of any securities purchased pursuant to this Agreement) (the "ICG Agreement Holdings"); provided that if SCP sells Common Stock after the date of this Agreement, ICG shall be permitted to sell, at the time of such sale, up to a number of shares that represents the same percentage of the ICG Agreement Holdings as the percentage SCP's sale represents of the securities it purchased pursuant to this Agreement (or obtained by the exercise or conversion of any securities purchased pursuant to this Agreement). For purposes of this Section 4.1, if SCP shall sell shares of Series A Preferred Stock or Warrants, it shall be deemed to have sold that number of shares of Common Stock into which the shares of Series A Preferred Stock were convertible or the number of shares of Common Stock issuable upon exercise of the Warrants, calculated on the date the shares of Series A Preferred Stock or the Warrants, as the case may be, were sold.

                                   ARTICLE V
                                 MISCELLANEOUS.

         5.1. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         5.2. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania as applied to agreements among Pennsylvania residents entered into and to be performed entirely within Pennsylvania.


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         5.3. RULE 144. The Company covenants that it will (a) file in a timely manner all reports and other documents required to be filed by it under the Act and the 1934 Act and the rules and regulations adopted by the SEC thereunder,
(b) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times, and (c) take such further action as the Investors may reasonably request, all to the extent required from time to time to enable the Investors to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of an Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

         5.4. LEGEND. Each stock certificate representing (a) the Registrable Securities, or (b) any other securities issued in respect of the Registrable Securities upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legend required under applicable state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SHARES OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

         5.5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.6. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         5.7. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by telefacsimile, or otherwise delivered by hand or by a nationally-recognized overnight courier, addressed (a) if to an Investor, at such Investor's address or telefacsimile number set forth on the signature page hereto, or at such other address or telefacsimile number as such Investor shall have furnished to the Company in writing, or (b) if to the Company, one copy should be sent to its address or telefacsimile number set forth on the signature page hereto and addressed


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


to the attention of the Corporate Secretary, or at such other address or telefacsimile number as the Company shall have furnished to the Investors.

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) in the case of personal delivery or delivery by telefacsimile, on the date of such delivery,
(ii) in the case of a nationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         5.8. EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         5.9. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders representing in the aggregate at least 50% of the then-outstanding Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

         5.10. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         5.11. AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         5.12. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.




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


         IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.

                            COMPANY

                            BREAKAWAY SOLUTIONS, INC.

                            By:  /s/ William Loftus
                                 ---------------------------------------
                                 William Loftus
                                 President and Chief Executive Officer

                            Address:      Breakaway Solutions, Inc.
                                          1000 River Road, Suite 400
                                          4th Floor
                                          Conshohocken, PA 19428
                                          Attn:  Corporate Secretary
                                          Telephone:  610-828-5800
                                          Telefacsimile:  610-828-4245

                            INVESTORS:

                            SCP PRIVATE EQUITY PARTNERS II, L.P.
                            By: SCP Private Equity II General Partner, L.P.,
                                     its General Partner
                            By: SCP Private Equity II, LLC, its Manager

                            By:  /s/ Wayne B. Weisman
                                 ---------------------------------------
                                 Name:  Wayne B. Weisman
                                 Title: Manager

                            Address:      Building 300
                                          435 Devon Park Drive
                                          Wayne, PA 19087-1993
                                          Attn: Wayne Weisman
                                          Telephone: 610 254-4124
                                          Facsimile: 610 975-9546

                            ICG HOLDINGS, INC.

                            By:  /s/ Henry Nassau
                                 ---------------------------------------
                                 Name: Henry N. Nassau
                                 Title:   Vice President and Secretary

                            Address:      Pencador Corporate Center
                                          100 Lake Drive, Suite 4
                                          Newark, DE 19742
                                          Attn: Henry Nassau
                                          Telephone: 302 292-3971
                                          Facsimile: 302 292-3972



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